UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 12, 2006
Williams Partners L.P.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-32599 (Commission File Number)	20-2485124 (IRS Employer Identification No.)

One Williams Center Tulsa, Oklahoma (Address of principal executive offices)	74172-0172 (Zip Code)
Registrant’s telephone number, including area code: (918) 573-2000
NOT APPLICABLE
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
Press Release
Press Release

Item 8.01 Other Events.
     On June 12, 2006, Williams Partners L.P. (the “Partnership”) announced that it plans to publicly offer 6.6 million common units representing limited partnership interests. On June 12, 2006, the Partnership also announced that it plans to conduct a private placement of $150 million of senior notes.
     The press release announcing the common unit offering is attached as Exhibit 99.1 to this report and is incorporated herein by reference. The press release announcing the private placement of senior notes is attached as Exhibit 99.2 to this report and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit Number	Description
Exhibit 99.1	Press Release dated June 12, 2006 announcing public offering of common units.

Exhibit 99.2	Press Release dated June 12, 2006 announcing private placement of senior notes.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILLIAMS PARTNERS L.P.
By:	Williams Partners GP LLC,
its General Partner

Date: June 12, 2006	/s/ James J. Bender
James J. Bender
General Counsel

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 99.1	Press Release dated June 12, 2006 announcing public offering of common units.

Exhibit 99.2	Press Release dated June 12, 2006 announcing private placement of senior notes.